UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):  MARCH 1, 2000
                       Commission File Number:  2-85602-D


                                  CAPLAN CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE                                  87-0398403
      -------------------------------              ---------------------------
     (State or other jurisdiction of                       (IRS Employer
      incorporation or organization)                     Identification No.)



         111 SOUTH SAINT CHARLES
              BRENHAM, TEXAS                                 77833
     -------------------------------             -----------------------------
     (Address of Principal Executive Offices)              (Zip Code)



                (Registrant's Telephone Number, Including Area Code)
                                  (409) 836-4576
                             ----------------------

                                       N/A
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     (Former name, former address, and formal fiscal year, if changed since last report)

                 SPECIAL NOTE ABOUT FORWARD-LOOKING INFORMATION

     The Report contains certain forward-looking statements and information relating to the Registrant that are based on the beliefs of management as well as assumptions made by and information currently available to management. These statements include, among other things, the discussions of the Registrant's business strategy and expectations concerning the Registrant's future operations, product development costs and schedules, product rollout dates, customer acceptance, licensing of required third party technologies, ability to obtain required additional capital, profitability, liquidity, and capital resources. When used in this document, the words "anticipate," "believe," "estimate," "expect," and "intend" and similar expressions, as they relate to the Registrant or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Registrant respecting future events and are subject to certain risks, uncertainties, and assumptions, including the meaningful and important risks and uncertainties noted. Although the Registrant has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statement not to come true as anticipated, believed, estimated, expected, or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. Neither the Registrant nor any other person undertakes any obligation to revise these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.




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                ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

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      In March 2000, Caplan Corporation (the "Registrant") issued 2,000,000 shares of restricted common stock in a private placement at $0.04 per share, for an aggregate of $80,000, as follows: Clemens F. Walker IRA and family trusts,1,700,000 shares; Keith A. Cannon, 100,000 shares; Jerry Spilsbury, 100,000 shares; and Vector Capital, LLC, 100,000 shares. In addition, the above four purchasers also purchased an aggregate of 400,000 shares, from Dix Turnbow (247,094 shares), Ronnie Hinze (129,914 shares), and Scott Turnbow (22,992 shares), officers, directors and stockholders of the Registrant. Further, Mr. Walker converted $15,000 in advances made to the Registrant in August 1999, into shares of common stock at $0.05 per share, or an aggregate of 300,000 shares. The purchasers used personal funds to purchase the securities in the above-referenced transactions. As a result of the foregoing transactions, set forth below is the name and address of each person who owns of record, or is known by the registrant to own beneficially, 5% or more of the 3,600,793 shares of the issued and outstanding common stock of the Registrant as of March 10, 2000.


      NAME             NATURE OF OWNERSHIP        NUMBER      PERCENT
 ---------------     ----------------------   -----------   ---------
Clemons F.           Record and beneficial         16,729      0.5%
Walker               Beneficial (held in IRA    2,102,500      58.4
                                account)        ---------      ------
                                                2,119,229      58.9

Vector Capital,      Record and beneficial        200,000       5.6
LLC

Jerry Spilsbury     Record and beneficial        200,000        5.6

Keith Cannon         Record and beneficial        268,708       7.5
                     Beneficial (held in IRA       46,900       1.3
                                 account)         346,900       8.8
                                                ---------      -----
     Total                                     2,834,837      79.0%
                                                ---------      -----
                                                ---------      -----

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                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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      On March 6, 2000, the Registrant agreed to sell its tangible assets consisting of nominal office furniture and equipment and nonproducing oil and gas leases that, after depreciation, depletion and amortization, had a net book value as of December 31, 1999 of $63,903. The directors of the Registrant determined to dispose of such properties because of the significant investment they believed would be required by the Registrant to be able to generate material business activities with these properties that, with the Registrant's current principal stockholders, would likely be well in excess of the amounts of cash currently available to it. Accordingly, these assets were transferred to Topo Minerals, LLC, which is owned by Dix Turnbow, Ronnie Hinze, and Scott E. Turnbow, directors and/or executive officers of the Registrant, in consideration of $100 in cash, the release by the owners of Topo Minerals, LLC, of any claim or liability against the Registrant whatsoever, and the assumption by Topo Minerals, LLC of all obligations relating to the property arising from and after the date of such conveyance.

      The amount of the consideration received by the Registrant was determined by the directors, acting both on behalf of the Registrant and in their own behalf as owners of Topo Minerals, LLC. Accordingly, the transaction was not the result of arms-length negotiation. However, the transaction has been ratified by stockholders owning an aggregate of 3,060,398 shares, or approximately 85%, of the Registrant's 3,600,793 shares of outstanding common stock. In addition to nominal office furniture and equipment, the assets transferred consist of non-producing oil and gas and other mineral properties.

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                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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(a)  Pro forma financial information required by this item will be filed by amendment as soon as practicable, but no later than 60 days after the filing of this report on Form 8-K.

(b)  Exhibits

The following exhibits are included as part of this report:

           SEC
Exhibit    Reference
Number     Number       Title of Document                         Location
-------   --------- ------------------------------------------  ------------

Item 2.             Plan of Acquisition, Reorganization,
                    Arrangement, Liquidation, or  Succession


 2.01       2       Assignment and Assumption Agreement          This Filing




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated:  March 15, 2000                 CAPLAN CORPORATION


                                       /s/ Ronnie Hinze, President


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is entered into this 6th day of March, 2000, by and between CAPLAN CORPORATION, hereinafter referred to as the "Assignor," and TOPO MINERALS, LLC, hereinafter referred to as the "Assignee."

     FOR AND IN CONSIDERATION of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

     1. For the consideration set forth in paragraph 2, the receipt and adequacy of which are hereby acknowledged, Assignor does hereby assign, transfer, convey, and set over unto Assignee or such person or entity as Assignee may designate, all of the right, title and interest of Assignor in and to all of the property and equipment, including office equipment and mineral leasehold interests, as reflected on the Assignor's balance sheet as of September 30, 1999, together with any and all products, proceeds, successions, additions, and replacements thereof, to have and to hold the same unto the Assignee, its successors and assigns forever, with power at its own expense to receive, collect, enforce, and sue for the same, for its own use and benefit, in any actions or proceedings in the name of Assignor or otherwise, and to take all such legal action as may be necessary for the complete recovery of the assigned property.

     THIS ASSIGNMENT IS WITHOUT WARRANTY OR REPRESENTATION OF ANY KIND
WHATSOEVER.

     2. For and in consideration of the assignments in paragraph 1, Assignee hereby:


          (a) pays to Assignor the amount of $100, the receipt of which is hereby acknowledged;

          (b) assumes each and every term, covenant, obligation, and condition of any kind or nature required to be kept, observed, performed, paid, or otherwise satisfied by Assignor on or respecting the assigned property and accruing on or after the date hereof; and

          (c) releases Assignor from any and all liability of any nature whatsoever for any loss, cost, damage, or claim that Assignee has or may have against Assignor on or as of the date hereof for any act, failure to act, fees, advances, reimbursements, compensation, or any other matter whatsoever, and agrees to indemnify Assignor against any and all payments, actions, claims, and demands whatsoever, including the legal and other costs of investigating or defending the same, arising out of or by reason of any act or omission of Assignee respecting the obligations herein assumed by Assignee.

          Assignor shall notify Assignee of any such liability, asserted liability, or claim thereof, with reasonable promptness, and Assignee or its legal representatives shall have, at its absolute discretion, the right to compromise or defend any such matter of asserted liability of Assignee through counsel of its own choosing and at its own expense. Such notice and opportunity to compromise or defend, if applicable, shall be a condition precedent to any liability of Assignee under this indemnity. In the event that Assignee undertakes to compromise or defend any such liability, he shall notify Assignor in writing promptly of Assignee's intention to do so, and Assignor agrees to cooperate with Assignee and its counsel in order to effectuate such compromise or defense against liability.

     3.   At the request of Assignee, Assignor shall execute, acknowledge and
                                       2
deliver to Assignee such further deeds, assignments, bills of sale, or other instruments necessary or convenient to vest in Assignee full and complete ownership of all of Assignor's right, title and interest in and to the property reportedly conveyed by it to Assignee hereunder.

     Dated the year and date first above written.

                                CAPLAN CORPORATION


                                By /s/ Ronnie Hinze
                                Its President


                                By /s/ Scott E. Turnbow
                                Its Secretary

                                TOPO MINERALS, LLC


                                By  /s/ Dix Turnbow
                                Its

                                    RELEASE


      For and in consideration of the foregoing assignment to Topo Minerals, LLC, which is owned by the undersigned, each of the undersigned hereby releases Caplan Corporation ("Caplan") from any and all liability of any nature whatsoever for any loss, cost, damage, or claim that undersigned has or may have against Caplan on or as of the date hereof for any act, failure to act, fees, advances, reimbursements, compensation, or any other matter whatsoever, and agrees to indemnify Caplan against any and all payments, actions, claims, and demands whatsoever, including the legal and other costs of investigating or defending the same, arising out of or by reason of any act or omission of the undersigned respecting the obligations herein assumed by them.

     Caplan shall notify each of the undersigned of any such liability, asserted liability, or claim thereof, with reasonable promptness, and the undersigned or his legal representatives shall have, at his absolute discretion, the right to compromise or defend any such matter of asserted liability of the undersigned through counsel of his own choosing and at his own expense. Such notice and opportunity to compromise or defend, if applicable, shall be a condition precedent to any liability of the undersigned under this indemnity. In the event that the undersigned undertakes to compromise or defend any such liability, he shall notify Caplan in writing promptly of his intention to do so, and Caplan agrees to cooperate with the undersigned and his counsel in order to effectuate such compromise or defense against liability.


                                /s/ Ronnie Hinze (individually)




                                /s/ Dix Turnbow (individually)



                                /s/ Scott E. Turnbow (individually)